Exhibit 24(b)(4)(ii)


                     OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
                  Class B Share Certificate (8-1/2" x 12-5/8")


I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4"
                                            x 11-1/4" decorative border)

                           (upper left)    box with heading: NUMBER [of shares]

                           (upper right)  box with heading: CLASS B SHARES

                           (centered
                           below boxes) Oppenheimer Multi-State Municipal Trust
                         A MASSACHUSETTS BUSINESS TRUST
                 SERIES: OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


         (at left)         THIS IS TO CERTIFY THAT      (at right)
                                                        SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

                                                       (box with number)
                                                       CUSIP 683940 209
         (at left)             is the owner of

         (centered)                 FULLY PAID CLASS B SHARES OF
BENEFICIAL INTEREST OF

                     Oppenheimer Pennsylvania Municipal Fund

                           a series of Oppenheimer Multi-State Municipal Trust (hereinafter called the "Trust"), transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Trust's Declaration of Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                WITNESS the facsimile seal of the Trust and the signatures of its duly authorized officers.

                                                            Dated:
                           (at left                               (at right
                           of seal)                                 of seal)
                           /s/ George C. Bowen         /s/ Bridget A. Macaskill
                           --------------------          ---------------------
                           TREASURER                     PRESIDENT





                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                     OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                                      SEAL
                                      1989
                          COMMONWEALTH OF MASSACHUSETTS

(at lower right,
 printed vertically)                   Countersigned
                                       OPPENHEIMERFUNDS SERVICES
                                       (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                       Denver (Colo.)           Transfer Agent

                         By ____________________________
                                                     Authorized Signature



II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                            (Cust)                          (Minor)

                                       UNDER UGMA/UTMA ______________________
                                                        (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

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(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________Class  B  Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                           -----------------------------------
                                          (Both must sign if joint owners)

                                   Signature(s) __________________________
                                 Guaranteed                 Name of Guarantor
                                 By:              _____________________________
                                                  Signature of Officer/Title

(text printed                 NOTICE: The signature(s) to this assignment must
vertically to right            correspond with the name(s) as written upon the
of above paragraph)            face of the certificate in every particular
                               without alteration or enlargement or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution of the type described in the current
signature(s))                 prospectus of the Trust.


PLEASE NOTE: This document contains a          OppenheimerFunds "four
watermark when viewed at an angle.             hands" logotype
It is invalid without this watermark.


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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY